Exhibit 99.2

Simone Lagomarsino, President and Chief Executive Officer Hawthorne Financial Corporation 15th Annual Roth Capital Partners Growth Stock Conference March 2003

Forward Looking Statements This company wishes to take advantage of the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995 as to "forward-looking" statements we will be making in our presentation or which are included in the accompanying materials. Forward-looking statements include (1) information about possible or assumed future results of operation or financial condition that are not historical facts, (2) goals or strategic initiatives and (3) statements preceded by, followed by or that include the words "will," "believes," "expects," "anticipates," "intends," "projects," "plans," "estimates," or other similar expressions. Hawthorne Financial Corporation notes that a variety of factors could affect the Company's business and cause actual results to differ materially from those expressed in any forward-looking statements. Specifically, the Company cautions readers that important factors could affect the Company's business and cause actual results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company, including: general economic conditions in its market area, particularly changes in economic conditions in the real estate industry or real estate values in our market, changes in market interest rates, increased loan prepayments, risks associated with credit quality, and other risks detailed in the Company's filings with the Securities and Exchange Commission. 2

Company Profile NASDAQ: HTHR More than a Half Century of Service Headquartered in the South Bay of Los Angeles At December 31, 2002: Total assets of $2.5 billion Serving 39,851 households 13 retail offices throughout Southern California Common shares outstanding: 7,387,665 Fully diluted shares: 8,402,674 Shareholders' equity: $163,065,886 Diluted book value per share: $19.41 Diluted tangible book value per share: $16.40 3

California 5th largest economy in the world 3rd largest deposit base in the nation Employment Job growth continues to outpace nation due to diversification of industries Unemployment rate projected to increase slightly to 6.7% in 2003 Real estate market Strong SFR market to continue in 2003 due to high demand and low supply Multi-family market continues to experience strength due to housing shortage Foreclosures expected to remain at extremely low levels compared to the rest of the country Economic Setting Source: Predominantly UCLA Anderson Forecast and others. 4

Hawthorne Markets Source: Claritas, Inc., July 2002 Projected Population Growth is from 2002-2007 5

Strategic Difference What Makes Hawthorne Different: Consistent strong risk-adjusted return Commitment to our communities Commitment of our staff "The Best Bank Ever" 6

Key Initiatives Continue to build strong diversified real estate loan portfolio Enhance value of the retail branch system by increasing market share in our target markets Expand array of products and increase our cross-sell ratio Increase core deposits and lower cost of funds Reposition First Fidelity deposit customers to core customers Reposition our balance sheet to maximize shareholder value Become increasingly more efficient 7

First Fidelity - A Strategic Acquisition Opportunities: Highly capable team of employees Continue to expand treasury function Reposition deposit base to lower cost and increase core deposits ratio Asset growth capability Acquisition Update Strengths: Transaction closed in August - $680 million in assets Efficiency and profitability Strong asset quality - asset growth capability 8

Hawthorne's Lending Strategy Value added real estate lender: Asset quality top priority Outside appraisals plus internal reviews performed prior to funding Underwriting focused on cash flow, borrower liquidity and ability to service debt Diversified geographically, by property type and with lower average loan size Provide outstanding service Strategy 9

Strong Origination Performance Lending Strategy 10

Total Loan Principal December 31, 2002 $2,138,500 Loan Portfolio Composition (dollars in thousands) December 31, 2001 $1,733,500 11

Total Loan Principal December 31, 2002 $2,138,500 Income Property Portfolio Composition (dollars in thousands) December 31, 2001 $1,733,500 12

Delinquencies 12/31/1998 12/31/1999 12/31/2000 12/31/2001 12/31/2002 Delinquencies 51140 23979 26916 7724 12532 Delinquent Loans to Total Loans, net of SVAs 0.0381 0.0163 0.0164 0.0044 0.0058 (dollars in thousands) Asset Quality 13

Risk Elements 12/31/1998 12/31/1999 12/31/2000 12/31/2001 12/31/2002 Risk Elements 51758 49618 34460 21978 7675 (dollars in thousands) Lowest percentage of assets in over 15 years. Asset Quality 14

Classified Assets (dollars in thousands) 12/31/1998 12/31/1999 12/31/2000 12/31/2001 12/31/2002 Classified Assets 97155 75264 75102 59319 23677 Total Classified Assets to Total Assets 0.0688 0.0476 0.0428 0.032 0.0095 Asset Quality 15

Strong Reserve Levels 12/31/1998 12/31/1999 12/31/2000 12/31/2001 12/31/2002 Allowance for Estimated Credit Losses 17111 24285 29450 30602 35309 Total Allowance for Estimated Credit Losses/Total Loans Receivable 0.0127 0.0165 0.018 0.0176 0.0164 (dollars in thousands) Asset Quality 16

Hawthorne's Deposit Growth Strategy Expand branch network strategically Continue community involvement programs Increase core deposits and lower cost of funds Concentrate on 3 mile radius of branches Continue to enhance product offerings Debit Card Online Banking Alternative Investments 2003: projected debut of Courtesy Overdraft 2003: equity lines of credit Provide extreme service Strategy 17

Deposit Goals Build market share to a top 5 position in target markets Be "The Community Bank" in our target markets Increase cross-sell ratio Increase franchise value Goals 18

South Bay Median HH Income: $57,568 Proj. Pop. Growth: 5.4% Irvine Median HH Income: $72,467 Proj. Pop. Growth: 8.4% San Diego County Median HH Income: $56,039 Proj. Pop. Growth: 6.5% North S.D. County Median HH Income: $64,108 Proj. Pop. Growth: 8.6% Source: Claritas, Inc., July 2002 Projected Population Growth is from 2002-2007 L.A. County Median HH Income: $50,251 Proj. Pop. Growth: 4.6% Orange County Median HH Income: $68,871 Proj. Pop. Growth: 7.4% Westlake Village Median HH Income: $93,990 Proj. Pop. Growth: 4.60% Ventura County Median HH Income: $74,565 Proj. Pop. Growth: 5.94% Hawthorne Markets 19

WE KNOW WE CAN DO IT! 20

FDIC Deposit Market Share Rankings 5th out of 45 Institutions in South Bay (1) Number of Institutions 37 Deposit Strategy 21

Focus on Core Deposits (dollars in thousands) 2000 Core Deposits 374463 Certificates of Deposits 825182 $375,000 $825,000 Total Deposits $1,200,000 December 31, 2001 Certificates of Deposits 68.8% Core Deposits 31.2% 9/30/2002 Core Deposits 637346 Certificates of Deposits 1025464 $637,000 $1,026,000 Total Deposits $1,663,000 December 31, 2002 Core Deposits 38.3% Certificates of Deposits 61.7% Deposit Strategy 22

Deposit Opportunity (dollars in thousands) 2000 Core Deposits 558000 Certificates of Deposits 766000 $558,000 $766,000 Total Deposits - $1,324,000 COF - 2.324% Hawthorne Savings Deposits at December 31, 2002 2001 Core Deposits 79000 Certificates of Deposits 260000 $79,000 $260,000 Former First Fidelity Deposits at December 31, 2002 Total Deposits - $339,000 COF - 3.288% Core Deposits 42.1% Core Deposits 23.3% Certificates of Deposits 57.9% Certificates of Deposits 76.7% Deposit Strategy 23

Historical Deposit Mix 1997 1998 1999 2000 2001 12/1/2002 Certificate of Deposits 693689 833718 838129 899463 825182 1025464 Core Deposits 105812 185732 248506 315393 374463 637346 13.2% 18.2% 22.9% 26.0% 31.2% 38.3% Deposit Strategy 24

Cross Sell Ratio 12/1/1999 12/1/2000 12/31/2001 12/1/2002 Cross Sell Ratio 1.32 1.78 2.37 2.44 Building Franchise Value 25

Capital Deployment Initiatives Stock repurchase program 1,182,983 shares repurchased from early 2000 through December 31, 2002 at average price of $20.88 Continue to evaluate the benefits of this strategy Redemption of 12.50% senior notes $40.0 million repurchased through December 31, 2002 at average price of 104.801% Repurchased the balance of its $23.1 million senior notes, the majority of which were redeemed on December 31, 2002 at the call premium of 106.25% Funded by issuance of $15.0 million of new trust preferred securities and excess cash at holding company Estimated $2.1 million reduction in future interest expense or an increase of approximately $0.14 per fully diluted share Value Added Strategies 26

Capital Deployment Initiatives Asset diversification strategy Commenced treasury function activities Increased investment securities portfolio (principally mortgage backed securities) to be more in line with peer group $267.6 million at December 31, 2002 or 10.7% of total assets; peer group approximately 20.14% Active liquidity and liability management Manage IRR profile to remain in minimal risk category Current balance sheet position gives us flexibility to evaluate alternative strategies and new initiatives Strategies initiated will be managed to maintain the "well capitalized" position as defined by OTS Value Added Strategies 27

Hawthorne's "Extreme Service" Strategy Make a positive impact with each interaction Make them say WOW!! Our goal is to be... THE BEST SERVICE ORIENTED BANK EVER! Building Franchise Value 28

"The Best Bank Ever" Hawthorne Savings... The Best at Getting to Know You Bank Ever! The Best Time of your Life Bank Ever! The Best Way to Get Ahead Bank Ever! The Best at Making You Happy Bank Ever! 29

Focus on Key Targets Increase Net Interest Income Earning asset yields Investment portfolio Cost of deposits Shift First Fidelity deposit mix Improve efficiency Fee income through cross-sell of products Reduce G&A through increased productivity ROE - maintain consistent performance between 15 - 20% EPS - maintain consistent growth rate Historical five year average growth rate of 15 - 20% Performance Strategy 30

Efficient Expense Leveraging (dollars in thousands) Financial Performance 31 * Excludes other/legal settlements

Performance Ratios ** Based on core earnings excludes non-recurring items and reflects all years on a fully taxed basis. Financial Performance 32

1998 1999 2000 2001 2002 After Tax 11038 10200 14284 16833 22699 Hawthorne Financial Corporation Actual Reported Net Income For the Periods Ended (dollars in thousands) Financial Performance 33

Core Earnings Per Share Diluted 1998 1999 2000 2001 2002 EPS 1.35 1.66 2.06 2.29 3.03 Core earnings excludes non-recurring and extraordinary items and reflects all years on a fully taxed basis. Growth Rate 23.0% 24.1% 11.2% 32.3% Financial Performance 34

Peer Group Comparisons Western Publicly Traded Thrifts with Assets between $1 to $5 billion (1) SNL DataSource; data as of most recently available quarter, December 31, 2002 (2) Includes loans restructured and paying in accordance with modified terms (3) Closing price March 13, 2003, $30.45 Key Ratios 35

Build Value for our Shareholders Reposition Deposit Mix Implement First Fidelity Opportunities Broaden "Extreme Service" Generation of Earning Assets Value Added Strategies Efficiency Low Risk Profile Summary 36

Summary Value Added Strategies Efficiency Implement First Fidelity Opportunities Generation of Earning Assets Low Risk Profile Broaden "Extreme Service" Reposition Deposit Mix Build Value for our Shareholders 37

Simone Lagomarsino, President and Chief Executive Officer Hawthorne Financial Corporation